Provision for Site Reclamation	12 Months Ended
Dec. 31, 2018
Provision For Site Reclamation
Provision for Site Reclamation

NOTE 11 – Provision for Site Reclamation

During the year ended December 31, 2018, the Company recorded a provision for the estimated cost of site reclamation relating to exploration activities at its Railroad-Pinion Project. The Company used an inflation rate of 2.16% (2017 – nil) and an average discount rate of 3.09% (2017 – nil) in calculating the estimated obligation. The undiscounted uninflated value of the cash flows required to settle the provision is approximately $1,138,149 expected to be incurred over the next 20 years.

Railroad-Pinion
$
Balance as at December 31, 2016 and 2017	-
Increase in estimate	946,010
Foreign exchange adjustment	56,351
Accretion expense	2,138
Balance as at December 31, 2018	1,004,499